Eos Energy Announces Second Funding Under its Department of Energy Loan Guarantee to Fuel U.S. Battery Manufacturing Capacity Expansion $22.7 million second loan advance follows the first $68.3 million received in December 2024 TURTLE CREEK, Pa., Jul. 1, 2025 – Eos Energy Enterprises, Inc. (NASDAQ: EOSE) ("Eos" or the “Company”), an American energy company and the leading innovator in designing, sourcing, manufacturing, and providing zinc-based battery energy storage systems (BESS) manufactured in the United States, today announced that it has received its second loan advance from the Department of Energy's (DOE) Loan Programs Office in the amount of $22.7 million. With this advance, the Company has fully drawn the maximum allowable amount under the first tranche of $90.9 million in connection with the completion of its first state-of-the-art manufacturing line. The loan advance covers 80% of eligible costs, incurred as part of the Company's production expansion plans related to Project AMAZE. These funds support Eos’ ongoing efforts to expand its operational capacity to meet growing customer demand and further its strategic growth objectives. “Production volumes at our first state-of-the-art manufacturing line are growing every week as we progress toward realizing the full 2 GWh capacity on Line 1,” said Nathan Kroeker, Eos Chief Commercial Officer and Interim Chief Financial Officer. “The loan proceeds from the DOE, which follow the recently upsized convertible notes and common stock offerings, continue to strengthen our financial position and position us to scale U.S. production, and advance the build out of our second state of the art manufacturing line.” To support 6 GWh in recently signed MOU’s that are expected to convert to purchase orders along with rising demand for “buy American”, “build American” solutions, Eos is scaling to meet the growing needs of AI-driven load growth, data centers, and safety conscious storage markets. Eos’ flexible discharge capability – supporting partial, multiple, and long-duration cycling—is ideally suited to match the complex demands of the largest power users in the world. In response, Eos has submitted a purchase order for its second state-of-the-art manufacturing line, marking a key step in expanding U.S. production and delivering safe, reliable long-duration energy storage for its customers. The DOE funding builds on Eos successfully closing $336 million in concurrent offerings of common stock and convertible senior notes, which significantly restructured the Company’s balance sheet, lowered its cost of capital, and fueled its ability to grow U.S.-based operations. With this financing, Eos is executing on its long-term strategy: building a robust domestic supply chain, scaling next-generation U.S. battery manufacturing, and creating high-quality American jobs.

2 About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium- ion technology. It is safe, scalable, secure, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 4 to 16+ hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal years December 31, 2025, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements regarding our expectation that our new comprehensive insurance program will provide increased operational and economic certainty, statements that refer to the delayed draw term loan with Cerberus, milestones thereunder and the anticipated use of proceeds, statements that refer to outlook, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and the information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating

3 results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.